UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2023

Star Alliance International Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	333-197692	37-1757067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2900 West Sahara Avenue, #800 Las Vegas, NV 89102
(Address of principal executive offices)

(833) 443-7827
(Issuer’s telephone number)

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, Par Value $0.001	STAL	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Company has previously entered into a convertible promissory note that has been reported in the aggregate on its financial statements. The company is hereby providing a breakdown of this note.

The note was signed on May 10, 2023 in the amount of $56,200 with Keystone Capital Partners, LLC.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
10.1	Convertible Promissory Note in the principal amount of $56,200 between Keystone Capital Partners, LLC and Star Alliance International Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corp.

/s/ Anthony L. Anish

Anthony L. Anish
Chief Financial Officer

Date: March 7, 2024

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